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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant []
Filed by a party other than the Registrant [x]

Check the appropriate box:
[X] Preliminary Proxy Statement
 [  ] Confidential, for use of
the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



BANCROFT FUND LTD.

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(Name of Registrant as Specified In Its Charter)


OPPORTUNITY PARTNERS L.P.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by
 Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:


(4) Date Filed:



PROXY STATEMENT OF OPPORTUNITY PARTNERS L.P., A STOCKHOLDER OF
BANCROFT FUND LTD. IN OPPOSITION TO THE SOLICITATION BY THE
BOARD OF TRUSTEES AT THE ANNUAL MEETING OF SHAREHOLDERS ON ----
--------, 2008

Opportunity Partners L.P. ("OPLP"), the soliciting stockholder, is sending this proxy statement and the enclosed GREEN proxy card to stockholders of Bancroft Fund Ltd. ("Bancroft") of record as of ------------, 2008. We are soliciting a proxy to vote your shares at the Annual Meeting of Shareholders (the "Meeting") which is scheduled to be held on - -----------, 2008. Please refer to Bancroft's proxy soliciting material for additional information concerning the Meeting and the matters to be considered by shareholders including the election of trustees. This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders on or about -------------, 2008.

Introduction

There are three matters to be voted upon at the Meeting: (1) a proposal to ratify the appointment of Tait Weller as Bancroft 's independent accountants for the 2008 fiscal year; (2) our proposal requesting the Board of Trustees to implement a monthly managed distribution policy with the goal of eliminating the discount to net asset value ("NAV"); and (3) the election of two trustees. We are soliciting proxies to vote in favor of each proposal and FOR the election our nominees as trustees.
Reason for the Solicitation
Bancroft's shares have traded at a discount to NAV for at least five years. At the end of almost every month over the past twenty years they have traded at a discount. We are seeking to elect two trustees that will consider meaningful measures to address the discount including liquidating Bancroft or merging it with an open-end fund.

Conditional Tender Offer

In conjunction with this proxy solicitation, a group of investors (the "Tender Group"), including the named participants in this proxy solicitation, intends to commence a tender offer to purchase a total of 600,000 shares of Bancroft at 92% of its NAV. If its tender offer is fully subscribed, no single investor in the Tender Group will own more than 171,990 shares of Bancroft. The tender offer will be conditioned on the election of our nominees as trustees and is expected to close soon after their election is confirmed. The purposes of the tender offer are (1) to allow shareholders to sell a portion of their shares at a narrower discount than the current discount, and (2) to increase our ability to influence the board to eliminate the discount.
How Proxies Will Be Voted
If you wish to vote FOR the election of our nominees and/or to vote on the other proposals, you may do so by completing and returning a GREEN proxy card to us or to our agent. Unless you direct otherwise, your shares will be voted FOR the election of our nominees and FOR the other two proposals. In addition, you will be granting the proxy holders discretionary authority to vote on any other matters that may come before the Meeting including matters relating to the conduct of the Meeting.

Voting Requirements

A plurality of the votes cast is sufficient to elect a trustee. Approval of each of the other proposals requires the affirmative vote of a majority of the votes cast. Abstentions will be ignored in determining the number of votes cast. Revocation of Proxies
You may revoke any proxy prior to its exercise by: (i) delivering a written revocation to us; (ii) executing and delivering a later dated proxy; or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. There is no limit on the number of times you may revoke your proxy before it is exercised. Only your latest dated proxy will be counted.

PROPOSAL 1:  TO RATIFY THE APPOINTMENT OF TAIT WELLER AS
BANCROFT'S INDEPENDENT ACCOUNTANTS FOR THE 2008 FISCAL YEAR
Unless instructions to the contrary are given, your proxy will be voted FOR this proposal.

PROPOSAL 2: THE SHAREHOLDERS OF BANCROFT FUND REQUEST THAT THE
BOARD IMPLEMENT A MONTHLY MANAGED DISTRIBUTION POLICY WITH THE
GOAL OF ELIMINATING THE DISCOUNT.

We think the time is right to begin to permanently eliminate Bancroft's discount to NAV. Closed-end funds that make a significant monthly payout to shareholders tend to trade at a narrow discount or at a premium. This non-binding proposal, if adopted by the board, is not guaranteed to eliminate the discount but it is a step in the right direction. Unless instructions to the contrary are given, your proxy will be voted FOR of this proposal.

PROPOSAL 3: ELECTION OF TRUSTEES

At the Meeting, we intend to nominate the persons below for election as trustees. Each nominee has consented to being named in this proxy statement and to serve as a trustee if elected. Each nominee is independent and there are no material conflicts of interest that would prevent them from acting in the best interest of Bancroft. Please refer to Bancroft's proxy soliciting material for additional information concerning the election of trustees.

Andrew Dakos (born 1966); Park 80 West, Plaza Two, Suite 750,
Saddle Brook, NJ 07663 - Mr. Dakos has been a director of the
Mexico Equity and Income Fund since 2001 and Brantley Capital
Corporation since 2007.

Phillip Goldstein (born 1945); 60 Heritage Drive,
Pleasantville, NY 10570 - Mr. Goldstein has been a director of the Mexico Equity and Income Fund since 2000 and Brantley
Capital Corporation since 2001.

In addition, Mr. Dakos and Mr. Goldstein are self-employed investment advisors and principals of the general partner of five investment partnerships in the Bulldog Investors group of funds: Opportunity Partners L.P., Opportunity Income Plus Fund L.P., Full Value Partners L.P., Full Value Special Situations Fund L.P., and Full Value Offshore L.P. Mr. Dakos does not personally own shares of Bancroft. Mr. Goldstein has 4,500 shares in an IRA and he and his wife jointly own 17,363 shares of Bancroft which were purchased between ---------- and ------- -----. Mr. Dakos and Mr. Goldstein are also principals of the investment advisor of the following investment partnerships, each of which beneficially owns shares as indicated of Bancroft purchased between ----------- and -----------

Full Value Partners (97,954 shares)
Opportunity Partners (81,242 shares)
Opportunity Income Plus Fund (22,300 shares)
Calapasas Investment Partnership (28,265 shares)
Mercury Partners (41,559 shares)
Steady Gain Partners (20,828 shares)
Full Value Offshore Partners (6,763 shares)

There have been no sales by any of the aforementioned persons or entities, each of which may be deemed to be a participant in this solicitation. Each nominee has consented to serve as a trustee if elected. There are no arrangements or understandings between OPLP and any nominee in connection with the nominations.

THE SOLICITATION

Persons affiliated with OPLP may assist us in the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners of common and preferred shares for whom they hold shares of record. We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this proxy solicitation. Because we believe that all shareholders will benefit from this solicitation, we intend to seek reimbursement of our expenses from Bancroft. Shareholders will not be asked to vote on the reimbursement of our solicitation expenses which we estimate will be $25,000.

Other than as set forth in this Proxy Statement, there are no contracts, arrangements, or understandings entered into by any of the participants in the solicitation within the past year with any person with respect to any of Bancroft's securities. In addition, except as set forth in the Proxy Statement, none of the participants has entered into any agreement or understanding with any person with respect to: (i) any future employment by Bancroft or its affiliates; or (ii) any future transactions to which Bancroft or any of its affiliates will or may be a party.

---------------------, 2008


PROXY CARD

Proxy Solicited in Opposition to the Board of Trustees of Bancroft Fund Ltd. ('Bancroft') by Opportunity Partners L.P. for the 2008 Annual Meeting of Shareholders

The undersigned hereby appoints Phillip Goldstein, Rajeev Das, Andrew Dakos, and Tom Antonucci and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of Bancroft and any adjourned or postponed Meeting, and to vote on all matters that come before the Meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an x in the appropriate
[  ].)

1: TO RATIFY THE APPOINTMENT OF TAIT WELLER AS BANCROFT 'S
INDEPENDENT ACCOUNTANTS FOR THE 2008 FISCAL YEAR

FOR [   ]		AGAINST [   ]			ABSTAIN [   ]

2: TO REQUEST THAT THE BOARD OF TRUSTEES IMPLEMENT A MONTHLY
MANAGED DISTRIBUTION POLICY WITH THE GOAL OF ELIMINATING THE
DISCOUNT.

FOR [   ]		AGAINST [   ]			ABSTAIN [   ]

3: ELECTION OF TWO TRUSTEES

[ ] FOR ANDREW DAKOS 			[ ] WITHHOLD AUTHORITY

[ ] FOR PHILLIP GOLDSTEIN 		[ ] WITHHOLD AUTHORITY

Please sign and date below. Your shares will be voted as directed. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and FOR the election of the nominees named above. The undersigned hereby acknowledges receipt of the proxy statement dated --------------, 2008 of Opportunity Partners L.P. and revokes any proxy previously executed.





Signature(s)_______________  	Dated: ________